COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    COMMONWEALTH INTERNATIONAL SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       n/a
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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          filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
           (formerly known as the Capstone International Series Trust)
                          COMMONWEALTH NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
            (formerly Capstone New Zealand and Capstone Japan Funds)

                                                                          [Date]
To the Shareholders of the Commonwealth Family of Funds:

     The Commonwealth International Series Trust (formerly known as the Capstone International Series Trust) (the "Trust") is holding a special meeting of its shareholders on Friday, December 22, 2000 at 10:00 a.m. Central Time at 5847 San Felipe, Suite 850, Houston, Texas 77057. If a quorum is not present or represented by proxy on that date, the meeting will be adjourned to another date and time without further notice.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The trust has previously authorized the division of its shares into two (2) series (each a "Fund" and together the "Funds") and currently offers shares of the following Funds to the public: Commonwealth New Zealand Fund (formerly known as the "Capstone New Zealand Fund") and the Commonwealth Japan Fund (formerly known as the "Capstone Japan Fund"). Each Fund has only one (1) class of shares.

     Enclosed is a proxy statement that has been prepared in anticipation of the December 22, 2000 special meeting of shareholders of the Commonwealth New Zealand Fund and the Commonwealth Japan Fund. You are asked to consider five (5) matters.

     First, shareholders of both Funds are being asked to elect a new Board of Trustees. This action is necessary due to the recent transfer of the Funds' administration to First Commonwealth Holding Corp, which is the parent corporation of FCA (the Funds Investment Advisor), after the resignation of the Capstone Asset Management Company previously acting in this capacity. All prior board members have tendered their resignations effective upon the election of their successors and four (4) nominees have been named as their replacement.

     Second, shareholders of both Funds are being asked to ratify the selection of Briggs, Bunting & Dougherty, LLP as independent auditors of the Trust. This firm has fulfilled this role for the past several years and acts as the current auditor and includes persons who have heretofore been primarily responsible for audit of the Trust.

     Third, shareholders of each Fund are being asked to approve a new Rule 12b-1 distribution plan on substantially the same terms as the current plan for each Fund.

     Fourth, shareholders of the New Zealand Fund are being asked to modify the fund's investment objective and policies.

     Fifth, shareholders of both Funds are asked to approve such other business as may properly come before the meeting, or any adjournments thereof.

     Each member of both the outgoing and incoming Board of Trustees, believes that each of these proposals would be in the best interests of the affected Fund or Funds and that shareholders should vote FOR them. Please read the enclosed materials, complete and execute the enclosed proxy card and return it promptly in the enclosed pre-addressed postage-paid envelope.

YOU ARE URGED TO VOTE PROMPTLY TO MINIMIZE EXPENSES OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        Sincerely,

                                        Robert W. Scharar
                                        President
                                        Commonwealth International Series Trust

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                 (formerly Capstone International Series Trust)
                          COMMONWEALTH NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
            (formerly Capstone New Zealand and Capstone Japan Funds)
                5847 San Felipe, Suite 850, Houston, Texas 77057
                            Toll Free: 1-888-345-1898

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          to be held December 22, 2000

     Notice is hereby given that a special meeting of shareholders ("Meeting") of Commonwealth International Series Trust ("Trust"), including shareholders of its two series ("Funds"), Commonwealth New Zealand Fund ("New Zealand Fund") and Commonwealth Japan Fund ("Japan Fund"), will be held at 10:00 a.m., Central Time, at 5847 San Felipe, Suite 850, Houston, Texas 77057 for the following purposes:

     1.   To elect a new Board of Trustees.

     2. To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent auditors of the Trust.

     3. To approve a new Rule 12b-1 distribution plan on substantially the same terms as the current plan.

     4.   to modify investment objective and policies of the New Zealand Fund.

     5. To approve such other business as may properly come before the meeting, or any adjournments thereof.

     The Board of Trustees has fixed the close of business on November 17, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment(s) thereof.

     Shareholders are requested to complete, date and sign the enclosed form of proxy (whether or not they intend to attend the Meeting in person) and to return the proxy promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is solicited on behalf the Board of Trustees of the Trust.

                                        By Order of the Board of Trustees

                                        Terence P. Smith
                                        Assistant Secretary

Houston, Texas
November ___, 2000

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                 (formerly Capstone International Series Trust)
                          COMMONWEALTH NEW ZEALAND FUND
                             COMMONWEALTH JAPAN FUND
            (formerly Capstone New Zealand and Capstone Japan Funds)
                 5847 San Felipe, Suite 850, Houston Texas 77057
                            Toll Free: 1-888-345-1898

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     Dated:

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held December 22, 2000

WHAT IS HAPPENING?

     The Board of Trustees (the "Board") of the Commonwealth International Trust (the "Trust") has voted to call a special meeting of all shareholders of each of the two (2) separate series listed above (each a "Fund" and together the"Funds"), in order to seek shareholder approval of five (5) proposals relating to the Trust. The meeting will be held at the Trust's offices, located at 5847 San Felipe, Suite 850, Houston Texas 77057 at 10:00 a.m., Central Time, on Friday, December 22, 2000. If you expect to attend the meeting in person, please call the Trust at 1-888-345-1898 to inform them of your intentions.

WHAT ITEMS OF TRUST BUSINESS AM I BEING ASKED TO VOTE ON?

     The Board is asking you to approve four proposals: (1) Approve a new Board of Trustees for all Funds, (2) Approve the Board's selection of Briggs, Bunting & Dougherty, LLP as independent auditors of the Trust, (3) Approve each Fund's Rule 12b-1 Plan, (4) Approve a change in objectives and policies for the New Zealand Fund only, and (5) Approve such other business as shall be properly presented at the meeting.

WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW 12B-1 DISTRIBUTION PLAN?

     The Investment Company Act of 1940 requires a vote of a fund's shareholders whenever there is a material amendment to, or an assignment of, a 12b-1 Plan. The 12b-1 Plan for the Fund currently is between the Fund and Capstone Asset Planning Company. On August 21, 2000, the Board approved an agreement which effectively transferred all rights, title and interest relative to the Administration to First Commonwealth Holding Corp. ("FCHC"), the parent company of FCA Corp. After full consideration, the Board has decided to amend the 12b-1 Plan accordingly.

WHY AM I BEING ASKED TO VOTE ON A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES?

     The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a change in any investment policy which is "fundamental" to the operation of the Fund. Accordingly, the proposed change in the investment policies of the Fund requires your approval under the Act as shareholder of that Fund.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

     Your Fund will not change. You will still own the same shares in the same Fund. The Funds will continue to provide all resources necessary to provide your fund with top quality investment management and shareholder services. If you approve the change in the Fund's fundamental investment policies, FCA Corp believes that it will be much better able to achieve significantly enhanced performance in the Fund relative to past returns.

WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

     The Investment Advisory fees will stay the same. The 12b-1 Plan provisions relative to costs remain unchanged including a cap of .35% of the funds net assets. If the 12b-1 expenses exceed .35%, such expenses will be paid by the Investment Advisor without anticipation of reimbursement from the Fund.

WHICH PROPOSALS APPLY TO ME?

     The table below summarizes each proposal to be presented at the meeting and shows the Funds (and share classes) whose shareholders may vote for each proposal.

------------------------------------------------------------------------------------------
               PROPOSAL                             WHICH SHAREHOLDERS MAY VOTE
------------------------------------------------------------------------------------------
1.   Approving a new Board of Trustees              All shareholders of all Funds

2.   Approving the Board's selection of             All shareholders of all Funds
     Briggs, Bunting & Dougherty, LLP as
     independent auditors of the Trust

3.   Approve the Trust's Rule 12b-1 Plan,           All shareholders of all Funds

4.   Approve a change in objectives and policies    Shareholders of the New Zealand Fund
     for the New Zealand Fund

5.   Approve such other business as shall be        All shareholders of all Funds affected
     properly presented at the meeting
------------------------------------------------------------------------------------------

AM I ELIGIBLE TO VOTE?

     If you were the record owner of any shares of any Fund as of the close of business on November 17, 2000 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you).

HOW DO I VOTE?

     VOTING BY PROXY
     ---------------

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the meeting. Returning your proxy card will not affect your right to attend the meeting and vote.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

     The Board has named Linda Coyne and Krista Ziegler as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the meeting, one of the appointed proxies will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the meeting other than the six (6) proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's secretary in writing, before the meeting, that you have revoked your proxy, at the following address: Linda Coyne, Inspector of Election, 5847 San Felipe, Suite 850, Houston Texas 77057

     VOTING IN PERSON
     ----------------

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the meeting. If you attend the meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that you vote "FOR" each of the proposals described in this proxy statement.

WHAT IS A QUORUM AND WHY IS IT IMPORTANT?

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Agreement and Declaration of Trust requires that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. In the absence of a quorum, the meeting will be adjourned to a later date without further notice. The table below sets forth the quorum required for each proposal to be voted at the meeting:

-------------------------------------------------------------------------------------------------------------
                   PROPOSAL                          NUMBER OF SHARES REQUIRED FOR QUORUM
-------------------------------------------------------------------------------------------------------------
1.   Approving a new Board of Trustees               A majority of all outstanding shares (as of November 17,
                                                     2000) of both Funds

2.   Approving the Board's selection of              A majority of all outstanding shares (as of November 17
     Briggs, Bunting & Dougherty, LLP as             2000) of both Funds
     independent auditors of the Trust

3.   Approve the Trust's Rule 12b-1 Plan,            A majority of all outstanding shares (as of November 17
                                                     2000) of both Funds

                                       -5-

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

4.   Approve a change in objectives and policies     A majority of all outstanding shares (as of November 17
     for the New Zealand Fund                        2000) of the New Zealand Fund only

5.   Approve such other business as shall be         A majority of all outstanding shares (as of November 17
     properly presented at the meeting               2000) of the Funds affected

--------------------------------------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------------------------------------
         PROPOSAL                                    NUMBER OF SHARES REQUIRED TO APPROVE;
--------------------------------------------------------------------------------------------------------------
1.   Approving a new Board of Trustees               The affirmative vote of a majority of the shares entitled
                                                     to vote of both Funds are required to approve the Proposal.

2.   Approving the Board's selection of              The affirmative vote of a majority of the shares entitled
     Briggs, Bunting & Dougherty, LLP as             to vote of both Funds are required to approve the Proposal.
     independent auditors of the Trust

3.   Approve the Trust's Rule 12b-1 Plan,            The affirmative vote of a majority of the shares entitled
                                                     to vote of both Funds are required to approve the Proposal.

4.   Approve a change in objectives and policies     The affirmative vote of a majority of the shares entitled
     for the New Zealand Fund                        to vote of the New Zealand Fund are required to approve
                                                     the Proposal.

5.   Approve such other business as shall be         The affirmative vote of a majority of the shares entitled
     properly presented at the meeting               to vote of the Funds affected are required to approve the
                                                     Proposal.
--------------------------------------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

CAN THE MEETING BE ADJOURNED?

     The appointed proxies may propose to adjourn the meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the meeting, the affirmative vote of a majority of the shares present at the meeting, in person or by proxy, is required to approve such proposal.

WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
SOLICITATION?

     The Trust is paying the costs of the shareholder meeting and proxy solicitation.

WHO DO I CALL IF I HAVE QUESTIONS?

     Please call the Trust at 1-888-345-1898 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report. Simply call the Trust to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL #1:   ELECTION OF TRUSTEES

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of November 17, 2000 of all Funds vote for this proposal.

WHAT IS HAPPENING?

     Pursuant to the terms and conditions set forth in an agreement entitled "Agreement to Transfer Certain Administrative and Distribution Contracts" between Capstone Asset Management Company and FCA Corp the operations of the
Funds were transferred to First Commonwealth Holding Corp, the parent corporation of FCA Corp. In conjunction with this transfer, a new Board is being elected. On November 13, 2000 the current Board of Trustees resigned from their positions as Trustees of the Trust effective upon the election of their successors.

WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

     Each of the nominees, John Akard, JR., Kathleen Dennis Kelly, and Jack H. Ewing would be Independent Trustees and each nominee has indicated his or her willingness to serve as Trustee if elected. Robert W. Scharar, the Trust's President, is not an Independent Trustee. Each elected Trustee shall hold office until the next meeting of shareholders held for election of Trustees and until his or her successor is duly elected and qualified, unless he or she earlier resigns or is removed. The Trust does not hold regular annual meetings.

     Information about the nominees is contained in the following table:

--------------------------------------------------------------------------------
NAME AND AGE                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                              CURRENT TRUSTEESHIPS
--------------------------------------------------------------------------------

ROBERT W. SCHARAR (52)        Mr.  Scharar is  President  of FCA Corp,  based in
                              Houston, Texas, a fee only financial planning firm. He received his AA from Polk Community
                              College; and his BSBA in Accounting from the University of Florida. He later went on to receive his MBA and JD from Northeastern University;

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                              and a LLM in Taxation from Boston University Law School. Mr. Scharar is a member of the Florida and Massachusetts Bars; and is a Certified Public Accountant of Florida. He has experience as an Accounting Professor at Bentley and Nichols Colleges, Officer of the United States Trust Company and Tax Specialist at Coopers & Lybrand. Mr. Scharar is a Director and past President of the American Association of Attorney - CPAs, and the Chairman of United Investors Realty Trust
                              (UIRT) (a NASDQ listed REIT) as well as a Director of United Dominion Realty Trust (NYSE). With FCA Corp he is the current Investment Advisor for the Commonwealth New Zealand Fund (CNZLX) and Commonwealth Japan Fund (CNJFX).

JOHN AKARD, JR. (34)          Mr. Akard, an Attorney,  was admitted to the State
                              Bar of Texas Bar and United States  District Court
                              for the Southern  District of Texas in 1994. After
                              receiving is B.B.A. in Accounting from Texas A & M
                              University  in 1988,  Mr. Akard went on to receive
                              his J.D.  from  Texas  Tech  University,  where he
                              graduated  magna  cum  laude in  1994.  As well as
                              being a Certified Public Accountant Mr. Akard is a
                              member of the State Bar of Texas,  the Houston and
                              American    Bar    Associations,    the   American
                              Association    of    Attorney-Certified     Public
                              Accountants.  Mr. Akard is also the AAA-CPA  Texas
                              Chapter  President,  a member of the AAA-CPA Board
                              of Directors, Chair of the Houston Bar Law Library
                              Committee,  former  President  of  the  Sigma  Chi
                              Dallas Alumni  Chapter and is currently  President
                              and   Treasurer  of  the  Aggie  Sigma  Chi  House
                              Corporation (a non-profit corporation).

KATHLEEN KELLY (49)           Kathleen  Kelly  founded  International   Protocol
                              Advisors  in  1993  to  assist   corporations   in
                              establishing  and  maintaining a positive  working
                              relationship  with foreign  government  officials.
                              Before forming her company,  Mrs. Kelly headed the
                              Houston International  Protocol Alliance where she
                              acted as Chief of Protocol for the City of Houston
                              for more than five years. Operating under contract
                              to the City of Houston,  the Protocol Alliance was
                              responsible for greeting international visitors of
                              ambassador  rank and higher.  Prior to joining the
                              Protocol  Alliance,  Mrs.  Kelly acquired a strong
                              background  in  international  business  relations
                              through   her  work  at   Business   International
                              Corporation, an international business publishing,
                              consulting  and  training  firm and United  Energy
                              Resources  doing risk analysis for their  European
                              investments  and as Manager  of  Special  Projects
                              International for their UK subsidiary. Later, Mrs.
                              Kelly formed  Interisk,  Inc., to develop  country
                              risk  analyses for clients  with  interests in oil
                              producing countries. Mrs. Kelly serves as Honorary
                              Consul for New  Zealand in Houston,  appointed  by
                              The Honorable James Bolger,  Prime Minister of New
                              Zealand  in  1995.  She  is  also  active  in  the
                              community  and  serves  on  a  number  of  boards,
                              including   the  Houston   Committee   on  Foreign
                              Relations.  She is a past  secretary and member of
                              the Executive  Committee of the Consular  Corps of
                              Houston.  Mrs.  Kelly  has  received  a number  of
                              professional  recognitions  over the years for her
                              work. She has lectured widely and has been a guest
                              on a number of television  programs.  She has also
                              been   featured   in  a  number  of   articles  in
                              newspapers and magazines.  She appears in the 2001
                              edition of Who's Who in the World.  She holds a BA
                              in  History   and   European   Studies   from  the
                              University of Texas at Austin. She also studied at the Universite de Strasbourg, France.

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------


JACK H. EWING (61)            Jack   Ewing   is   Executive   Director   of  the
                              Japan-America Society of Houston -- the center for
                              all  things  Japanese  in  Houston.   The  Society
                              sponsors  the  annual  Japan  Festival,   conducts
                              Japanese    language    classes,    manages    the
                              Houston-Chiba  Sister program,  and engages in all
                              activities  that promote the mutual  knowledge and
                              understanding  of Japanese and American  cultures.
                              He has  been  involved  actively  in  the  Houston
                              international   business   scene   through   trade
                              consulting with Houston  International  Affairs as
                              President   of   Vuepoint-Texas,    a   pioneering
                              computer-based training company. He was one of the
                              early    developers   of   The   Greater   Houston
                              Partnership   where   he   was   responsible   for
                              international trade development:  managing inbound
                              and  outbound  trade  missions,   promoting  trade
                              development   strategy  and  infrastructure,   and
                              assisting  Houston  companies  expand  imports and
                              exports.  Prior to  joining  the  Greater  Houston
                              Partnership,   he  founded  and  managed  his  own
                              trading company after a seventeen year career with
                              Gulf Oil  Corporation.  There he held a variety of
                              positions with Gulf Oil Asia,  Corporate  Business
                              Development,  and Gulf Oil Trading Company,  where
                              he headed the  company's  Strategic  Planning  and
                              Business  Development  Department.  He was  also a
                              professor at the University of Maryland's Far East
                              Division in Japan where he taught in the Political
                              Science and Economics Departments. While attending
                              graduate school, he held a variety of positions in
                              the U.S.  Department  of State,  U.S.  Information
                              Agency,  and the U.S. Senate.  He holds a master's
                              degree  in   International   Affairs  from  George
                              Washington University and a bachelor of arts degree in English and history from the University of Mississippi.

WHAT IS THE COMPENSATION OF TRUSTEES?

     Each Trustee and officer of the Trust is reimbursed for expenses incurred in attending meetings of the Board of Trustees. Each Independent Trustee is paid an annual retainer of $2,500 plus $750.00 by each Fund for each Board meeting attended. Mr. Scharar is not an Independent Trustee and will not receive a retainer or any fee for attending board meetings.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL #1?

         THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEE, RECOMMEND THAT
               SHAREHOLDERS VOTE TO ELECT EACH NOMINEE AS TRUSTEE.
--------------------------------------------------------------------------------

PROPOSAL #2:   RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of November 17, 2000 of all Funds vote for this proposal.

WHO IS THE BOARD OF TRUSTEES RECOMMENDING?

     At its meeting held November 13, 2000 the Board of Trustees selected Briggs, Bunting & Dougherty to be independent auditors of the Funds for their fiscal year ending October 31, 2001. Briggs, Bunting & Dougherty, LLP has been acting as the Fund's independent auditors for a number of years. The Trustees, including the

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Independent  Trustees,   reviewed  the  qualifications  of  Briggs,   Bunting  &
Dougherty, as well as the qualifications of its staff, its business prospects and general resources to perform its activities. It determined that Briggs, Bunting & Dougherty, LLP would have the technical capabilities and personnel required to provide services to the Trust. It also determined that continuity and efficiency of service would best be assured for the Trust by selecting Briggs, Bunting & Dougherty, LLP as the Trust's independent accountants, due to the experience of its personnel in working with the Trust.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL #2?

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO RATIFY THE SELECTION OF BRIGG, BUNTING & DOUGHERTY, LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR ITS FISCAL YEAR ENDING OCTOBER 31, 2001.

--------------------------------------------------------------------------------

PROPOSAL #3:   APPROVAL OF RULE 12B-1 PLAN

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of November 17, 2000 of all Funds vote for this proposal.

WHAT IS HAPPENING?

     On November 13, 2000 the Board, including a majority of the "non-interested" Trustees, voted to approve the new Rule 12b-1 Plan and directed that the Plan be submitted to the Fund shareholders at the Meeting, along with a recommendation that such shareholders approve the Rule 12b-1 Plan.

     If the new Rule 12b-1 Plan is approved by the Fund shareholders, it will become effective and will replace the current Rule 12b-1 Plan immediately. If the shareholders do not approve the new Rule 12b-1 Plan, the Board would consider appropriate action.

WHAT IS A RULE 12B-1 PLAN?

     Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that a management investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule.

     Due to the transfer of the Funds' Administration to FCHC from Capstone Asset Management Company, Capstone Asset Planning Company ("CAPCO") is no longer affiliated with the Funds in any capacity. FCHC will be managing the Funds. Therefore, as required by the 1940 Act, a new plan must be approved by a majority of its shareholders. Accordingly, a new Rule 12b-1 Plan is being submitted for shareholder approval. THE NEW RULE 12b-1 PLAN IS ON THE SAME TERMS AS COMMONWEALTH'S CURRENT RULE 12b-1 PLAN. The only change is that the references to CAPCO have been replaced by references to "the Distributor". A form of the new Rule 12b-1 Plan is attached hereto as Exhibit C.

WHAT DOES THE PLAN SAY?

     As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE TERMS OF THE NEW RULE 12b-1 PLAN DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12b-1 PLAN.

     Under the new Rule 12b-1 Plan, the distributor may receive a distribution fee, payable as an expense of the

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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Shares of the  Fund,  which the  distributor  would use to pay for  distribution services which it had provided to the Fund.  Each Fund bears all the expenses of
providing   such  services,   including  the  payment  of  any   commissions  or
distribution fees. Each Fund will provide for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses.
Further,   each  Fund  bears  the  cost  of  qualifying  and   maintaining   the
qualification of Shares for sale under the securities laws of the various states, and the expense of registering its Shares with the SEC.

     Fund Shares are sold to the public at net asset value. Like the current Plan, the Distributor may receive a distribution fee, payable monthly upon presentation to the Fund of receipts evidencing proper expenditures, at an annual rate of not greater than 0.35% of average daily net assets of the Fund Shares. Pursuant to the Rule 12b-1 Plan, the Distributor will prepare reports to the Board on a quarterly basis showing the amounts expended pursuant to the Plan

     No fees have been paid to date from the current Rule 12b-1 Plan.

     The new Rule 12b-1 Plan will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" Trustees, cast in person at a meeting called for such purpose.

WHAT ARE THE BENEFITS OF APPROVAL?

     In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plans would likely
(i) facilitate distribution of the Fund's shares, (ii) help maintain the competitive position of the Commonwealth Series in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iii) permit possible economies of scale through increased Fund size.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL #3?

            THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL
                           OF THE NEW RULE 12b-1PLANS.

--------------------------------------------------------------------------------


PROPOSAL #4:   CHANGE IN INVESTMENT POLICIES AND OBJECTIVES

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL?

     All shareholders of record as of November 17, 2000 of the New Zealand Fund only vote for this proposal.

WHAT IS HAPPENING?

     At it's meeting on November 13, 2000 the Board of Trustees of the Fund voted to change certain investment policies and objectives of the New Zealand Fund which would expand the investment opportunities and recommend that the shareholders of the Fund approve investments in Australian companies.

WHAT DOES AUSTRALIA HAVE TO OFFER?

     The growth in the Australian economy has been uninterrupted since 1992, one of its longest periods of

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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expansion.  The strong economic conditions are forecast to continue with a broad range of indicators remaining robust, including employment growth and consumer confidence. Inflation remains well contained, with no emerging pressures. These conditions lead to increased investo confidence the stock market and as a result, the market index has recorded a steady growth since 1992.

     On August 14th 2000, the chairpersons of the Australia Stock Exchange and the New Zealand Stock Exchange agreed that a merger of the two exchanges has some merits. The combination of the stock exchanges was taking place anyway, as more and more Australian and New Zealan companies have now dual listing. The two states are becoming more financially and economically integrate over time, and more New Zealand companies are now adopting Australian accounting conventions.

     Some tangible merits of the merger will include a higher visibility of New Zealand companies and the possibility of more allocation of funds into those companies by Australian and international money managers. A higher weighting of the combined stock exchanges in the MSCI indexes and other widely followed indexes will compel index managers to also increase their allocation to that region.

     Management research indicates that Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system. The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment. Historically, Australia's strong points were its agricultural and mining sectors.

WHAT DOES THIS ALL MEAN TO YOU?

     The Board of Trustees has voted and agreed to expand its investment profile to include Australian companies. The Board is confident that expanding this scope will yield a greater return for the Fund and its investors while reducing risk due to the broadening of the investment market.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL #4?

            THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL
                                 OF PROPOSAL #4.
--------------------------------------------------------------------------------

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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--------------------------------------------------------------------------------

                                ABOUT THE BALLOT
                                ----------------

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.
--------------------------------------------------------------------------------
        PROXY                                                       PROXY
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                   OF COMMONWEALTH INTERNATIONAL SERIES TRUST
                                 for its series
                        COMMONWEALTH NEW ZEALAND FUND and
                             COMMONWEALTH JAPAN FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                   December 22, 2000 - 10:00 A.M. CENTRAL TIME

     The undersigned hereby revokes all previous proxies for his or her shares and appoints Linda Coyne and Krista Ziegler and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of Commonwealth International Series Trust ("Trust") held of record by the undersigned on November 17, 2000, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on December 22, 2000 at 5847 San Felipe, Suite 850, Houston, Texas 77057.

--------------------------------------------------------------------------------

SHAREHOLDERS OF COMMONWEALTH JAPAN FUND VOTE ON PROPOSALS 1, 2, 3, AND 5.

SHAREHOLDERS  OF COMMONWEALTH NEW ZEALAND FUND VOTE ON ALL PROPOSALS.

--------------------------------------------------------------------------------

1.   Election  of  Board  of  Trustees.   [Commonwealth  New  Zealand  Fund  and
     Commonwealth Japan Funds shareholders vote on this item.]

     /_/  FOR  all nominees listed below     /_/  WITHHOLD AUTHORITY  to vote
          (except as indicated to the             for all the nominees listed
          contrary below)                         below

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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--------------------------------------------------------------------------------

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     JOHN AKARD, JR.    KATHLEEN D. KELLY    JACK H. EWING    ROBERT W. SCHARAR

2. To ratify the selection of Briggs, Bunting & Dougherty, LLP as independent auditors of the Trust [Commonwealth New Zealand Fund and Commonwealth Japan Funds shareholders vote on this item.]

     /_/   FOR                /_/   AGAINST          /_/   ABSTAIN

3. To approve the Funds' Rule 12b-1 Plan. [Commonwealth New Zealand Fund and Commonwealth Japan Funds shareholders vote on this item.]

     /_/   FOR                /_/   AGAINST          /_/   ABSTAIN

4. To approve the new investment objectives and policies of the Commonwealth New Zealand Fund. [Commonwealth New Zealand Fund shareholders vote on this item.]

     /_/   FOR                /_/   AGAINST          /_/   ABSTAIN

5. To approve the change of name of the Commonwealth New Zealand Fund to the Commonwealth Australia/New Zealand Fund. [Commonwealth New Zealand Fund shareholders vote on this item.].

     /_/   FOR                /_/   AGAINST          /_/   ABSTAIN

6.   Transaction  of such other business as may properly come before the Meeting
     or  any  adjournment(s)   thereof.   [Commonwealth  New  Zealand  Fund  and
     Commonwealth Japan Funds shareholders vote on this item.]

     /_/   FOR                /_/   AGAINST          /_/   ABSTAIN

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

     This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, the undersigned's vote will be cast FOR the election of all Trustees, FOR Proposal 1 (for shareholders of Commonwealth Japan Fund only), and FOR Proposal 3. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated __________, 2000.

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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--------------------------------------------------------------------------------

     Please sign exactly as your name or names appear below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy.

--------------------------------------------------------------------------------

                                             Signature

                                             Dated:         , 2000
                                                   ---------

/_/  Check here if you plan to attend the Meeting. _______ persons will attend.

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                                    EXHIBIT A
                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                             COMMONWEALTH JAPAN FUND
                              12b-1 PLAN AGREEMENT

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                                  on behalf of
                             COMMONWEALTH JAPAN FUND
                           5847 San Felipe, Suite 850
                              Houston, Texas 77057

                          SERVICE AND DISTRIBUTION PLAN

     INTRODUCTION: It has been determined that Commonwealth Japan Fund (the "Fund"), a series of Commonwealth International Series Trust (the "Trust"), will pay for certain costs and expenses incurred in connection with the distribution of its shares and servicing of its shareholders and adopt the Service and Distribution Plan (the "Plan") set forth herein pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

     The Board of Trustees, in considering whether the Fund should implement the Plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes.

     In voting to approve the implementation of the Plan, the Trustees have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its existing and future shareholders.

     THE PLAN: The material aspects of the financing by the Fund of distribution expenses to be incurred in connection with securities of which it is the issuer are as follows:

     1. The Fund will reimburse the Distributor (the Distributor") for costs and expenses incurred in connection with the distribution and marketing of shares of beneficial interest of the Fund and servicing of Fund shareholders. Such distribution and servicing costs and expenses may include (1) printing and

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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advertising  expenses;  (2) payments to employees or agents of  Distributor  who engage in or support distribution of the Fund's shares, including salary, commissions, travel and related expenses; (3) the costs of preparing, printing and distributing prospectuses and reports to prospective investors; (4) expenses of organizing and conducting sales seminars; (5) expenses related to selling and servicing efforts, including processing new account applications, transmitting customer transaction information to the Fund's transfer agent and answering questions of shareholders; (6) payments of fees to one or more broker-dealers (which may include Distributor itself), financial institutions or other industry professionals, such as investment advisers, accountants and estate planning firms (severally, a "Service Organization"), in respect of the average daily value of the Fund's shares which are Plan Asset (see below) and which are owned by shareholders for whom the Service Organization is the dealer of record or holder of record, or owned by shareholders, with whom the Service Organization has a servicing relationship; (7) costs and expenses incurred in implementing and operating the Plan; and (8) such other similar services as the Fund's Board of Trustees determines to be reasonably calculated to result in the sale of Fund shares.

     Subject to the limitations of applicable law and regulation, including rules of the National Association of Securities Dealers ("NASD"), Distributor will be reimbursed monthly for such costs, expenses or payments at an annual rate of up to but not more than 0.35% of the average daily net assets of the Fund ("Plan Assets"). Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date on which it is incurred, subject always to the limit payable pursuant to the Plan. The Fund shall incur no interest or carrying charges for expenses carried forward . In the event the Plan is terminated as herein provided, the Fund shall have no liability for expenses that were not reimbursed as of the date of termination.

     2. Subject to the limits herein and the requirements of applicable law and regulations, including rules of the NASD, Distributor may designate as "Service Fees", as that term is defined by applicable rules and regulatory interpretations applicable to payments under a plan such as the Plan, some or all of any payments made to Service Organizations (including Distributor itself) for services that may be covered by "Service Fees", as so defined. Out of the amounts received pursuant to Section 1 above, Distributor may periodically pay amounts totaling in the aggregate up to 0.25% of the Plan Assets to one

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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--------------------------------------------------------------------------------

or more Service Organizations (which may include Distributor itself) as fees in respect of Plan Assets owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships. Such fees will be computed daily and paid quarterly by the Distributor at an annual rate not exceeding 0.25% of the Plan Assets owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships.

     The payment to a Service Organization is subject to compliance by the Service Organization with the terms of a Selling Group Agreement between the Service Organization and Distributor (the "Agreement"), a form of which is attached hereto as Exhibit A. If a shareholder of the Fund ceases to be a client of a Service Organization that has entered into an Agreement with Distributor, but continues to hold shares of the Fund which are Plan Assets, Distributor will be entitled to receive a similar payment in respect of the servicing provided to such investors. For the purposes of determining the fees payable under the Plan, the average daily net asset value of the Plan Assets shall be computed in the same manner specified in the Fund's Declaration of Trust and current prospectus for the computation of the value of the Fund's net asset value per share.

     3. The Board of Trustees shall be provided, at least quarterly, with a written report of all amounts expended pursuant to the Plan. The report shall state the purposes for which the amounts were expended.

     4. The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Plan Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan. With regard to the other series of the Trust, the Plan will become effective as to each such series upon approval by (a) a majority of the outstanding voting

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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--------------------------------------------------------------------------------

securities of such series, and (b) a majority of the Board of Trustees, including a majority of the Plan Trustees, pursuant to a vote cast in person at a meeting called for such purpose.

     5. The Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved by a majority of the Board of Trustees, including a majority of the Plan Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

     6. The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which the Fund or a series may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the respective series or the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 4(b) hereof.

     7. The Plan is terminable without penalty at any time with respect to any series or the Fund by (a) vote of a majority of the Plan Trustees, or (b) vote of a majority of the outstanding voting securities of the respective series or the Fund.

     8. Any person authorized to direct the disposition of monies paid or payable by the Fond pursuant to the Plan or any agreement entered into in connection with the Plan shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

     9. While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not "interested persons".

     10. The Fund shall preserve copies of the Plan, any agreement in connection with the Plan, and any report made pursuant to paragraph 8 hereof, for a period of not less than six years from the date

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

of the Plan, such agreement or report, the first two years in an easily accessible place.

                                        COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        on behalf of
                                        COMMONWEALTH JAPAN FUND

Date: _____________________             By:_________________________________
                                              Robert W. Scharar
                                              President
Attest:
___________________________
Terence P. Smith
Assistant Secretary

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
          PRES14A Preliminary Proxy Statement - Date Filed: 11/3/2000
--------------------------------------------------------------------------------

                                    EXHIBIT B
                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                          COMMONWEALTH NEW ZEALAND FUND
                              12b-1 PLAN AGREEMENT

                     COMMONWEALTH INTERNATIONAL SERIES TRUST
                                  on behalf of
                          COMMONWEALTH NEW ZEALAND FUND
                           5847 San Felipe, Suite 850
                              Houston, Texas 77057

                          SERVICE AND DISTRIBUTION PLAN

     INTRODUCTION: It has been determined that Commonwealth New Zealand Fund (the "Fund"), a series of Commonwealth International Series Trust (the "Trust"), will pay for certain costs and expenses incurred in connection with the distribution of its shares and servicing of its shareholders and adopt the Service and Distribution Plan (the "Plan") set forth herein pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

     The Board of Trustees, in considering whether the Fund should implement the Plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes.

     In voting to approve the implementation of the Plan, the Trustees have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its existing and future shareholders.

     THE PLAN: The material aspects of the financing by the Fund of distribution expenses to be incurred in connection with securities of which it is the issuer are as follows:

     1. The Fund will reimburse the Distributor ("the Distributor") for costs and expenses incurred in connection with the distribution and marketing of shares of beneficial interest of the Fund and servicing of Fund shareholders. Such distribution and servicing costs and expenses may include (1)

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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printing  and  advertising  expenses;  (2)  payments to  employees  or agents of
Distributor who engage in or support distribution of the Fund's shares, including salary, commissions, travel and related expenses; (3) the costs of preparing, printing and distributing prospectuses and reports to prospective investors; (4) expenses of organizing and conducting sales seminars; (5) expenses related to selling and servicing efforts, including processing new account applications, transmitting customer transaction information to the Fund's transfer agent and answering questions of shareholders; (6) payments of fees to one or more broker-dealers (which may include Distributor itself), financial institutions or other industry professionals, such as investment
advisers,   accountants  and  estate  planning  firms  (severally,   a  "Service
Organization"), in respect of the average daily value of the Fund's shares which are Plan Asset (see below) and which are owned by shareholders for whom the Service Organization is the dealer of record or holder of record, or owned by shareholders, with whom the Service Organization has a servicing relationship;
(7) costs and expenses incurred in implementing and operating the Plan; and (8) such other similar services as the Fund's Board of Trustees determines to be reasonably calculated to result in the sale of Fund shares.

     Subject to the limitations of applicable law and regulation, including rules of the National Association of Securities Dealers ("NASD"), Distributor will be reimbursed monthly for such costs, expenses or payments at an annual rate of up to but not more than 0.35% of the average daily net assets of the Fund ("Plan Assets"). Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date on which it is incurred, subject always to the limit payable pursuant to the Plan. The Fund shall incur no interest or carrying charges for expenses carried forward . In the event the Plan is terminated as herein provided, the Fund shall have no liability for expenses that were not reimbursed as of the date of termination.

     2. Subject to the limits herein and the requirements of applicable law and regulations, including rules of the NASD, Distributor may designate as "Service Fees", as that term is defined by applicable rules and regulatory interpretations applicable to payments under a plan such as the Plan, some or all of any payments made to Service Organizations (including Distributor itself) for services that may be covered by "Service Fees", as so defined. Out of the amounts received pursuant to Section 1 above,

                                      -22-
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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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Distributor may  periodically  pay amounts totaling in the aggregate up to 0.25%
of the Plan Assets to one or more Service Organizations (which may include Distributor itself) as fees in respect of Plan Assets owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships. Such fees will be computed daily and paid quarterly by the Distributor at an annual rate not exceeding 0.25% of the Plan Assets owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships.

     The payment to a Service Organization is subject to compliance by the Service Organization with the terms of a Selling Group Agreement between the Service Organization and Distributor (the "Agreement"), a form of which is attached hereto as Exhibit A. If a shareholder of the Fund ceases to be a client of a Service Organization that has entered into an Agreement with Distributor, but continues to hold shares of the Fund which are Plan Assets, Distributor will be entitled to receive a similar payment in respect of the servicing provided to such investors. For the purposes of determining the fees payable under the Plan, the average daily net asset value of the Plan Assets shall be computed in the same manner specified in the Fund's Declaration of Trust and current prospectus for the computation of the value of the Fund's net asset value per share.

     3. The Board of Trustees shall be provided, at least quarterly, with a written report of all amounts expended pursuant to the Plan. The report shall state the purposes for which the amounts were expended.

     4. The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Plan Trustees"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan. With regard to the other series of the Trust, the Plan will

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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become  effective as to each such series upon  approval by (a) a majority of the outstanding voting securities of such series, and (b) a majority of the Board of Trustees, including a majority of the Plan Trustees, pursuant to a vote cast in person at a meeting called for such purpose.

     5. The Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved by a majority of the Board of Trustees, including a majority of the Plan Trustees, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

     6. The Plan may be amended at any time by the Board of Trustees provided that (a) any amendment to increase materially the costs which the Fund or a series may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the respective series or the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 4(b) hereof.

     7. The Plan is terminable without penalty at any time with respect to any series or the Fund by (a) vote of a majority of the Plan Trustees, or (b) vote of a majority of the outstanding voting securities of the respective series or the Fund.

     8. Any person authorized to direct the disposition of monies paid or payable by the Fond pursuant to the Plan or any agreement entered into in connection with the Plan shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

     9. While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Trustees who are not "interested persons".

     10. The Fund shall preserve copies of the Plan, any agreement in connection with the Plan, and any report made pursuant to paragraph 8 hereof, for a period of not less than six years from the date

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                     COMMONWEALTH INTERNATIONAL SERIES TRUST
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of the  Plan,  such  agreement  or  report,  the  first  two  years in an easily accessible place.

                                        COMMONWEALTH INTERNATIONAL SERIES TRUST
                                        on behalf of
                                        COMMONWEALTH NEW ZEALAND FUND

Date: _____________________             By:_________________________________
                                              Robert M. Scharar
                                               President
Attest:

___________________________
Terence P. Smith
Assistant Secretary

                                      -25-